SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K


                   Current Report Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  April 11, 1994

                                 BARNES GROUP INC.
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                 (Exact Name of Registrant as Specified in Charter)

                                      Delaware
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                   (State or Other Jurisdiction of Incorporation)

               1-4801                             06-0247840
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       (Commission File Number)     (I.R.S. Employer Identification No.)

                    123 Main Street, Bristol, Connecticut  06010
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  (Address of Principal Executive Offices)                     (Zip Code)

                                   (203) 583-7070
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                (Registrant's Telephone Number, Including Area Code)


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           (Former Name or Former Address, if Changed Since Last Report)


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  ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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  1.   On March 4, 1994 Barnes Group Inc. filed a report on Form 8-K reporting, inter alia, that (a) the Board of Directors, upon recommendation of the Audit Committee, proposed that stockholders approve the selection of Price Waterhouse as the Company's independent auditors for 1994, and
       (b) if such selection was approved by stockholders at the Company's Annual Meeting of Stockholders to be held on April 6, 1994, Ernst & Young would be dismissed as independent auditors on that date.

  2. Pursuant to the instructions to Item 4 of Form 8-K and Item 304 of Regulation S-K, the information provided in the previously filed 8-K will not be repeated herein.

  3. At the Company's Annual Meeting of Stockholders on April 6, 1994, the stockholders approved the selection of Price Waterhouse as the Company's independent auditors for 1994. Accordingly, Ernst & Young is dismissed as independent auditors of the Company as of that date.

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BARNES GROUP INC.
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                                (Registrant)



  Date:  April 11, 1994          By:
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                                         (Signature)

                              Name:  John E. Besser
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                              Title:   Senior Vice President, Finance & Law
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